Fund/Ticker

Fidelity Low Duration Bond Factor ETF/FLDR

Principal U.S. Listing Exchange: Cboe BZX Exchange, Inc.

Summary Prospectus

December 29, 2018

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund (including the fund’s SAI) online at www.fidelity.com/funddocuments/ETFs. You can also get this information at no cost by calling 1-800-FIDELITY or by sending an e-mail request to fidfunddocuments@fidelity.com. The fund’s prospectus and SAI dated December 29, 2018 are incorporated herein by reference.

245 Summer Street, Boston, MA 02210

Fund Summary

Fund:

Fidelity® Low Duration Bond Factor ETF

Investment Objective

The fund seeks to provide investment returns that correspond, before fees and expenses, generally to the performance of the Fidelity Low Duration Investment Grade Factor Index℠.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund. Investors may pay brokerage commissions on their purchase and sale of fund shares, which are not reflected in the table or example below.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.15%
Distribution and/or Service (12b-1) fees	None
Other expenses(a)	0.00%
Total annual operating expenses	0.15%

(a)  Based on estimated amounts for the current fiscal year.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$15
3 years	$48

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. For the period from June 12, 2018 to August 31, 2018, the fund's portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies

  Normally investing at least 80% of assets in securities included in the Fidelity Low Duration Investment Grade Factor Index℠. The index is designed to optimize the balance of interest rate risk and credit risk such that both returns and risk measures may be improved relative to traditional U.S. investment grade floating rate note indices. The index is comprised solely of U.S. investment grade floating rate notes and U.S. Treasury notes.
  Normally maintaining a duration of 1 year or less.
  Using statistical sampling techniques based on duration, maturity, interest rate sensitivity, security structure, and credit quality to attempt to replicate the returns of the Fidelity Low Duration Investment Grade Factor Index℠ using a smaller number of securities.
  Lending securities to earn income for the fund.

Principal Investment Risks

  Interest Rate Changes.  Interest rate increases can cause the price of a debt security to decrease.
  Floating Rate Notes.  Securities with floating interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Floating rate notes typically carry lower yields than fixed rate notes of the same maturity.
  Prepayment.  The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
  Fluctuation of Net Asset Value and Share Price.  The net asset value per share (NAV) of the fund will generally fluctuate with changes in the market value of the fund's holdings. The fund's shares are listed on Cboe BZX Exchange, Inc. (CboeBZX) and trade at market prices. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for the fund's shares may result in the fund's shares trading significantly above (at a premium) or below (at a discount) to NAV. In addition, in stressed market conditions, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the fund’s underlying portfolio holdings.
  Correlation to Index.  The performance of the fund and its index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, sample selection, regulatory restrictions, and timing differences associated with additions to and deletions from its index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.
  Passive Management Risk.  The fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund’s index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the fund’s performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers.
  Factor-Based Strategy Risk.  Although the fund’s underlying index uses a rules-based proprietary index methodology that seeks to optimize the balance of certain risks, there is no guarantee that this methodology will be successful.
  Trading Issues.  There can be no assurance that an active trading market will be maintained. Market makers and Authorized Participants are not obligated to make a market in the fund’s shares or to submit purchase and redemption orders for creation units. In addition, trading may be halted, for example, due to market conditions.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

Performance history will be available for the fund after the fund has been in operation for one calendar year.

Investment Adviser

Fidelity Investments Money Management, Inc. (FIMM) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Brandon Bettencourt (co-manager) and Jay Small (co-manager) have managed the fund since June 2018.

Purchase and Sale of Shares

The fund is an exchange-traded fund. Unlike shares of traditional mutual funds, shares of the fund are not individually redeemable and can be purchased and redeemed directly from the fund at NAV only in large increments called "Creation Units" (25,000 shares per Creation Unit) through certain participants, known as Authorized Participants, in the Depository Trust Company (DTC) or the Continuous Net Settlement System (CNSS) of the National Securities Clearing Corporation. The fund will issue or redeem Creation Units in exchange for portfolio securities and/or cash.

Shares of the fund are listed and traded on CboeBZX, and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day and may differ from the fund's NAV. As a result, you may pay more than NAV when you purchase shares, and receive less than NAV when you sell shares, in the secondary market.

The fund is open for business each day that either CboeBZX or the New York Stock Exchange (NYSE) is open.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity Investments & Pyramid Design and Fidelity are registered service marks of FMR LLC. © 2018 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

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